UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 23, 2006
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
PolyOne Center, 33587 Walker Rd.
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(440) 930-1000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 23, 2006, PolyOne Corporation’s Compensation and Governance Committee of the Board of Directors approved a one-time recognition award in the amount of $50,000 each to the following executive officers who, together with the Chairman, President and CEO, have been responsible for executive and operating matters of the Company during the CEO-transition period: Wendy C. Shiba, Kenneth M. Smith, and W. David Wilson, in recognition of the additional duties and responsibilities assumed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 27, 2006

POLYONE CORPORATION
By	/s/ William F. Patient
	Name:	William F. Patient
	Title:	Chairman, President and Chief Executive Officer